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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2002

                         Forward Acquisition Corporation
             (Exact name of registrant as specified in its charter)

Delaware                             0-32397                       52-2257552
(State or other jurisdiction  (Commission File Number)   (IRS Employer Identification No.)
of incorporation)

200 South Broad Street, Philadelphia, PA   19102
(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: (215) 893-4954

1504 R Street, N.W., Washington, D.C. 20009
(Former name or former address, if changed since last report)
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Item 1. Changes in Control of Registrant.

On September 26, 2002, Pierce Mill Associates, Inc. ("Pierce") and Blue Bell International, Inc. ("Blue Bell") entered into an Agreement for the Purchase of Common Stock pursuant to which Pierce, on September 26, 2002, sold 1,000,000 shares of the common stock of Forward Acquisition Company (the "Company") to Blue Bell for $11,000. The funds for the purchase price came from the working capital funds of Blue Bell. Before to this transaction there was no relationship between Blue Bell and the Company or Pierce nor did Blue Bell own any securities of the Company. 21st Century now owns 100% of the issued and outstanding shares of the Company. As part of this transaction, on September 26, 2002, Mr. Mark Freeman, the sole officer and director of Blue Bell, was appointed as a member of the Board of Directors. On September 26, 2002, Mr. James Cassidy resigned as a director of the Company and as the sole officer of the Company and Mr. Mark Freeman was appointed as the President of the Company and Mr. Christopher P. Flannery was appointed Secretary of the Company.

Item 7(c).

Exhibits 7.1 Agreement for the Purchase of Common Stock dated as of September 26, 2002, by and between Pierce Mill Associates, Inc. and Blue Bell International, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2002

FORWARD ACQUISITION CORPORATION


By: /s/ Christopher P. Flannery
    ----------------------------------
    Christopher P. Flannery, Secretary
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                            STOCK PURCHASE AGREEMENT

         STOCK PURCHASE AGREEMENT dated this 23th day of September, 2002 ("Agreement") by and between Pierce Mill Associates, Inc., a Delaware corporation (the "Seller") and Blue Bell International, Inc. (the "Buyer").

                                   BACKGROUND

            Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, a total of One Million (1,000,000) shares of Common Stock (the "Shares"), $.0001 par value, of Forward Acquisition Corporation (the "Company") on the terms and conditions described below. The 1,000,000 Shares sold to Buyer under this Agreement represent all of the outstanding Common Stock of the Company. The Company has no other classes of common, preferred or other voting stock outstanding or which might be authorized by a vote of the Company's Board of Directors prior to consummation of this transaction.

         NOW THEREFORE, in consideration of the premises and mutual agreements contained herein, and intending to be legally bound, the parties hereto hereby agree as follows:

         A.       Sale and Purchase of Shares.

            Seller agrees to sell, assign, transfer and deliver the Shares to Buyer, for the consideration specified in Section B.2, to be paid as provided in Section B.2. Buyer agrees that it will purchase the Shares from Seller, for the consideration specified in Section B.2, to be paid as provided in Section B.2.

         B.       Purchase Price; Payment.

         1. The purchase price of the One Million (1,000,000) Shares ("Purchase Price") shall be Eleven Thousand Dollars ($11,000), subject to Section B.2.

         2. Buyer shall deliver the Purchase Price to the Escrow Agent (as defined below) in full upon execution of this Agreement. Upon confirmation from the Escrow Agent that Buyer has placed the Purchase Price into Escrow, Seller shall deliver to the Escrow Agent all outstanding certificates representing the Shares, together with all the Company's books, records, stock ledgers, cancelled certificates, minutes, written consents, officer's certificates, financial statements and, without limitation, all information pertaining to the Company, with stock powers for all certificates representing the Shares. Seller will deliver written resignations from all officers and directors of the Company, effective as of the date of this Agreement.
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         C.       Representations and Warranties of Seller.

         Seller represents and warrants to Buyer as follows, which representations and warranties shall be true and correct in all respects on the date of this Agreement.

         1. The execution, delivery and performance by Seller of this Agreement (and all other documents to be executed, delivered and/or performed in connection herewith) are valid and binding upon Seller and enforceable in accordance with their respective terms.

         2. a. None of the execution, delivery, or the performance by Seller of this Agreement nor the consummation of the transactions contemplated hereunder:

               (i) Will conflict with, or result in a violation or breach of any term or provision of, or constitute an event of default or acceleration under (assuming the passage of time and the giving of notice) any law, regulation, order, permit, license or decree or any agreement to which Seller, or any of Seller's assets or properties, is party or subject, or

               (ii) Will result in the imposition of any lien, encumbrance or charge upon any of the assets or properties of Seller, or

               (iii) Give any third party the right to terminate, amend, or renegotiate any agreement to which Seller is party.

         b. No consent of any third party is required to authorize the execution, delivery and performance of this Agreement, or the consummation of any of the transactions contemplated hereunder, by Seller.

         c. Seller is the sole stockholder of the Company, and James M. Cassidy is its sole officer and director.

         d. There has been no material change in the financial or other status of the Company since the Company's last filed form 10-QSB.

         e. The Company is in full compliance with its reporting requirements under the Securities exchange Act of 1934, as amended.

         4. To the Seller's knowledge, there is currently no pending claim, action, proceeding, examination, review, audit or investigation against the Seller or the Company for the collection or assessment of taxes by any governmental body nor have there been executed any extensions or waivers of applicable limitation periods.

         5. There is not pending, or, to the best knowledge of Seller, threatened, any suit, action, arbitration, or legal, administrative, or other proceeding, or governmental investigation
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by, against or affecting the Company or Seller, any of its businesses, assets, or financial condition and the Company or Seller are not parties to, or in default with respect to, any order, writ, injunction, or decree of any federal, state, local or foreign court, department, agency, or instrumentality.

         D.       Representations and Warranties of Buyer.

         The Buyer hereby represents and warrants to the Seller as follows:

         1. Buyer is an "Accredited Investor" as that term is defined in Regulation D promulgated under the Securities Act of 1933.

         2. Buyer is an experienced investor, is sophisticated in making investments in securities of entities such as the Company, and has no need for liquidity in his investment in the Shares.

         3. Buyer is aware that the Shares constitute "Restricted Securities" as that term is defined in Regulation D promulgated under the Securities Act of 1933, and that any certificates representing Shares will bear a restrictive legend.

         E.       Miscellaneous.

         1. The Escrow Agent and its address for the purposes of this Agreement shall be Astor Weiss Kaplan & Mandel, LLP, 200 South Broad Street, Philadelphia, Pennsylvania 19102.

         2. The parties will from time to time take all such actions and do all such things as shall be reasonably required to carry out the intent and purposes of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

WITNESS:                                     PIERCE MILL ASSOCIATES, INC.


Lee Cassidy                                  By James M. Cassidy
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WITNESS:                                     BLUE BELL INTERNATIONAL, INC.

                                             By Christopher P. Flannery
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